EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the Quarterly Report on Form 10-Q of Federated National Holding Company for the quarter ended June 30, 2016 as filed with the Securities and Exchange Commission (the “Report”), I, Michael H. Braun, Chief Executive Officer of Federated National Holding Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Federated National Holding Company.

By: /s/ Michael H. Braun
Michael H. Braun, Chief Executive Officer (Principal Executive Officer)

August 5, 2016